Exhibit 10.10


                                                                        Page E-3

                             STOCK PLEDGE AGREEMENT
                             ----------------------

     THIS STOCK PLEDGE AGREEMENT is given as of the ___ day of February, 2001, by and between Integrated Spatial Information Solutions, Inc., a Colorado corporation ("ISIS"), to and in favor of Human Vision L.L.C., a Maryland limited liability company ("Human Vision").

                                    RECITALS:

     A. ISIS currently owns all of the issued and outstanding shares of stock in PlanGraphics, Inc., a Maryland corporation, having its principal office at 112 East Main Street, Frankfort, Kentucky 40601 ("PlanGraphics").

     B. PlanGraphics desires to extend its financing arrangement ("Loan") with National City Bank of Kentucky ("Bank") under that certain loan agreement, security agreement and related instruments between PlanGraphics and the Bank dated November 5, 1999 ("Loan Documents") for financing the operation of its business.

     C. As a condition to extending the Loan, the Bank has required that PlanGraphics obtain a letter of credit in the amount of $325,000 that will be available to the Bank if an event of default occurs under the Loan Documents or if the Loan is not repaid in full by April 30, 2001 ("Letter of Credit")

     D. Human Vision is willing to obtain the Letter of Credit from its banking sources, but only if, among other things, (i) PlanGraphics will indemnify Human Vision against any draws or other claims that may be presented under the Letter of Credit, (ii) ISIS will guarantee PlanGraphics' indemnification obligations, and (iii) ISIS will pledge its stock in PlanGraphics as security for its obligations under the Guaranty.



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     E. The extending of the Loan is of substantial benefit to ISIS, as the sole shareholder of PlanGraphics, and therefore ISIS has agreed to guarantee PlanGraphics' obligations to indemnify Human Vision and to secure its obligations under the Guaranty by pledging its stock in PlanGraphics upon the following terms and conditions.

     F. Simultaneously with the execution of this Agreement, PlanGraphics has incurred certain obligations ("PlanGraphics' Obligations") to Human Vision pursuant to that certain indemnity agreement of even date herewith ("Indemnity Agreement");

     G. Simultaneously with the execution of this Agreement, ISIS has guaranteed PlanGraphics' Obligations pursuant to that certain guaranty of even date herewith (the "Guaranty");

     H. ISIS has agreed to pledge to Human Vision all of the issued and outstanding stock it owns in PlanGraphics as security for ISIS's obligations under the Guaranty in accordance with the provisions thereof.

                                   WITNESSETH:

     NOW, THEREFORE, in consideration of the foregoing recitals, the promises and mutual covenants and agreements contained herein, and for other good and valuable consideration, and intending to be legally bound hereby, the parties agree as follows:

     1. The term "Pledged Stock" shall mean all of the capital stock of PlanGraphics, the certificate of which is delivered to Human Vision herewith, with blank stock powers attached, together with all certificates, options,



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rights, or other distributions issued as an addition to, in substitution or exchange for, or on account of, any such shares and all proceeds of the foregoing, now or hereafter owned or acquired by ISIS.

     2. (a) As security for the prompt satisfaction of the Guaranty and PlanGraphics' Obligations, ISIS hereby pledges to Human Vision the Pledged Stock and grants Human Vision a lien on and security interest therein under the Uniform Commercial Code of Kentucky.

          (b) If ISIS shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, any (i) stock certificate, including, but without limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off; or (ii) option, warrant or right, whether as an addition to or in substitution or in exchange for any of the Pledged Stock, or otherwise, then ISIS shall accept the same as Human Vision's agent, in trust for Human Vision, and shall deliver them forthwith to Human Vision in the exact form received, with appropriate stock powers duly executed in blank, to be held by Human Vision, subject to the terms hereof, as part of the Pledged Stock.

          (c) Upon the occurrence of any event of default ("Event of Default") set forth and described in the Indemnity Agreement or Guaranty, Human Vision (i) shall be entitled to exercise any voting and/or consensual powers pertaining to the Pledged Stock attributable to such stock or any part thereof, and (ii) may, without demand of performance or other demand, advertisement or notice of any


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kind (except the notice specified below of time and place of public or private sale) to or upon ISIS or any other person (any and all such notices are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Pledged Stock, or any part thereof, and may forthwith

          (d) sell or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Human Vision's offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all or any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to Human Vision or any purchaser to purchase upon any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in ISIS, which right or equity is hereby expressly waived and released.

          (d) The proceeds of any such disposition or other action by Human Vision shall be applied as follows:

               (i) First, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of Human Vision hereunder, including reasonable attorneys' fees and legal expenses;


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                                                                        Page E-7


               (ii) Second, to the satisfaction of the Guaranty and PlanGraphics' Obligations;

               (iii)Third, to the payment of any other amounts required by applicable law; and

               (iv) Fourth, to ISIS or any other person or persons legally entitled thereto to the extent of any surplus proceeds.

          (e) Human Vision need not give more than 30 days notice of the time and place of any public sale or of the time after which a private sale may take place, which notice ISIS hereby acknowledges to be reasonable.

     3.   ISIS represents and warrants that:

          (a) It is the legal and beneficial owner of Pledged Stock standing in its name as stated in Section 1 above;

          (b) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and nonassessable, and owned by ISIS free of any pledge, mortgage, hypothecation, lien, charge, encumbrance, or security interest in such shares or the proceeds thereof, except for that granted hereunder;

          (c) Upon delivery of the Pledged Stock to Human Vision, this Agreement shall create a valid first lien upon and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge, or encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of ISIS which would include the Pledged Stock.


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     4.   (a) ISIS hereby covenants that, until all of the obligations under the
Guaranty and Indemnity Agreement have been satisfied in full, ISIS will not, without Human Vision's written consent:

               (i) Sell, assign, hypothecate, convey, or otherwise dispose of any of the Pledged Stock or any interest therein;

               (ii) Create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Stock or the proceeds thereof, other than that created hereby; or

               (iii)Consent to or approve the liquidation, dissolution, or cessation of business of the issuer of the Pledged Stock.


          (b) ISIS warrants and will, at its own expense, defend Human Vision's right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation, or other entity.

     5. (a) If Human Vision shall elect to exercise its right to sell or otherwise dispose of all or any part of the Pledged Stock, and if, in the opinion of counsel for Human Vision, it is necessary to have the Pledged Stock or that portion thereof to be sold registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), ISIS will use its best efforts to cause:

               (i) The issuer of the Pledged Stock, its directors and officers, to take all action necessary to register the Pledged Stock or that portion thereof to be disposed of under the provisions of the Securities Act, at ISIS's expense;


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                                                                        Page E-9

               (ii) The registration statement relating thereto to become effective and to remain so for not less than one year from the date of the first public offering of the Pledged Stock or that portion thereof so to be disposed of, and to make all amendments thereto and to the related prospectus which, in the opinion of Human Vision or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (iii) The issuer of the Pledged Stock to comply with the provisions of the "Blue Sky" laws of any jurisdiction which Human Vision shall designate; and

               (iv) The issuer of the Pledged Stock to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) ISIS acknowledges that a breach of any of the covenants contained in Section 5(a) above may cause irreparable injury to Human Vision; that Human Vision will have no adequate remedy at law with respect to such breach; and, as


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                                                                       Page E-10


a consequence, that ISIS's covenants in Section 5(a) shall be specifically enforceable against ISIS; and ISIS hereby waives, to the extent such waiver is enforceable under law, and shall not assert, any defenses against an action for specific performance of such covenants, except for a defense that no Event of Default has occurred.

          (c) Notwithstanding the foregoing, ISIS recognizes that Human Vision may be unable to effect a public sale of all or part of the Pledged Stock and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof. ISIS acknowledges that any such private sales may be at prices and on terms less favorable to Human Vision than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Human Vision has no obligation to delay sale of any Pledged Stock to permit the issuer thereof to register it for public sale under the Securities Act.

     6. ISIS will promptly deliver to Human Vision all written notices, and will promptly give Human Vision written notice of any other notices received by ISIS, with respect to the Pledged Stock.

     7. ISIS shall at any time, and from time to time, upon the written request of Human Vision, execute and deliver such further documents and do such further acts and things as Human Vision may reasonably request to effect the


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purposes of this Agreement, including, without limitation, delivering to Human
Vision upon the occurrence of an Event of Default irrevocable proxies with respect to the Pledged Stock in form satisfactory to Human Vision.

     8. (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, Human Vision shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to ISIS.

          (b) No course of dealing between ISIS and Human Vision, nor any failure to exercise, nor any delay in exercising, any right, power, or privilege of Human Vision hereunder or under the Guaranty or PlanGraphics' Obligations or any other agreement relating thereto shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

          (c) The rights and remedies provided herein, in the Guaranty, in the Indemnity Agreement, and in all other agreements, instruments, and documents delivered pursuant to or in connection with the Transaction are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of Kentucky. This Agreement shall remain valid and enforceable notwithstanding (i) any release of any other collateral or security for or any person liable on the Guaranty or PlanGraphics' Obligations,
(ii) any waiver of any of the rights and remedies of Human Vision against


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                                                                       Page E-12


PlanGraphics, ISIS, or any other person, (iii) the amendment, impairment, or invalidity of the Guaranty, PlanGraphics' Obligations, or any other agreement or instrument, or (iv) any extension, increase, decrease, or other modification of the Guaranty or PlanGraphics' Obligations. It is further understood that Human Vision may enforce its rights and remedies under this Agreement without first proceeding against PlanGraphics and against other collateral or security for the Guaranty and PlanGraphics' Obligations.

          (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction. 9. Any notice required or permitted by this Agreement shall be effective when deposited in the United States mail, certified or registered, postage prepaid, addressed to the party to receive such notice at the following address or at such other address as such party may designate in writing to the other party in accordance with this paragraph:

     If to ISIS:   Fred Beisser, Vice President Finance and Administration
                   Integrated Spatial Information Solutions, Inc.
                   Plaza Center 19039 East Plaza Drive
                   Suite 245
                   Parker, Colorado 80134



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                                                                       Page E-13


     If to Human Vision:     Human Vision L.L.C.
                             8181 Professional Place, Suite 200
                             Landover Maryland 20785

     10. This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

     11. This Agreement shall be construed in accordance with the substantive law of the State of Kentucky without regard to principles of conflicts of law and is intended to take effect as an instrument under seal.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.


Attest/Witness:                   Integrated Spatial Information Solutions, Inc.

By:_________________              By:      ____________________

Its:_________________             Its:     ____________________

Attest/Witness:                   Human Vision L.L.C.

By:_________________              By:      _____________________

Its:__________________            Its:     _____________________

STATE OF KENTUCKY

COUNTY OF FRANKLIN

     The foregoing Stock Pledge Agreement was acknowledged before me on this _____ day of February, 2001, by ________________________,
________________________ of Integrated Spatial Information Solutions, Inc., a Colorado corporation, on behalf of the corporation.

     My commission expires:_______________

                                  ----------------------------
                                  Notary Public State-at-Large

STATE OF KENTUCKY

COUNTY OF FRANKLIN

     The foregoing Stock Pledge Agreement was acknowledged before me on this _____ day of February, 2001, by ________________________,
________________________ of Human Vision L.L.C. a Maryland limited liability company.

     My commission expires:_______________


                                  ----------------------------
                                  Notary Public State-at-Large





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                                                                       Page E-14

                                   STOCK POWER
                                   -----------

     For value received, the undersigned hereby sells, assigns and transfers unto _____________________________, one share of common stock of PlanGraphics, Inc., a Maryland corporation, represented by Certificate No. ____, and hereby irrevocably constitutes and appoints ___________________________ its Attorney to transfer the said share on the books of PlanGraphics, Inc., with full power of substitution in the premises.

Dated:_______________________


                                  Integrated Spatial Information Solutions, Inc.

                                  By:_______________________________

                                  Its:_______________________________
Dated:

STATE OF KENTUCKY

COUNTY OF FRANKLIN

     The foregoing Stock Power was acknowledged before me on this _____ day of February, 2001, by ___________________________, _____________________________ of
Integrated Spatial Information Solutions, Inc., a Colorado corporation, on behalf of the corporation.

     My commission expires:_____________


                                  ----------------------------
                                  Notary Public State-at-Large